[Graphic: Pioneer Logo]




Pioneer
International Growth
Fund

----------------------
ANNUAL REPORT 11/30/99
----------------------

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                                                 1
Portfolio Summary                                                        2
Performance Update                                                       3
Portfolio Management Discussion                                          6
Schedule of Investments                                                  9
Financial Statements                                                    17
Notes to Financial Statements                                           24
Report of Independent Public Accountants                                30
Trustees, Officers and Service Providers                                31
Retirement Plans from Pioneer                                           32
Programs and Services for Pioneer Shareowners                           34
The Pioneer Family of Mutual Funds                                      36

Pioneer International Growth Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment to moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses, please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Pavlos
M. Alexandrakis.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data for pie chart]

International Common Stocks                       95%
Depositary Receipts for International Stocks       3%
International Preferred Stocks                     1%
Convertible Corporate Bonds                        1%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Japan               23%                      Israel                   1%
United Kingdom      19%                      United States            1%
France              10%                      South Korea              1%
Germany              9%                      Hong Kong                1%
Finland              5%                      Mexico                   1%
Netherlands          5%                      Malaysia                 1%
Switzerland          4%                      Sweden                   1%
Italy                4%                      Taiwan                   1%
Spain                4%                      Canada                   1%
Australia            3%                      Norway                   1%
Singapore            2%
Brazil               2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. NTT Mobile Communications Network, Inc.                               3.19%
  2. Softbank Corp.                                                        2.51
  3. Mannesman AG                                                          2.25
  4. Nokia AB                                                              2.13
  5. Sony Corp.                                                            1.83
  6. Telefonica SA                                                         1.80%
  7. Matsushita Communication Industrial Ltd.                              1.80
  8. Rohm Co., Ltd.                                                        1.74
  9. Siemens AG                                                            1.64
 10. Ryohin Keikaku Ltd.                                                   1.62

Fund holdings will vary for other periods.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                     CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $21.24         $17.14

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 -11/30/99++)     Dividends      Capital Gains       Capital Gains
                            $0.130              -                   -


++ The Fund also paid non-taxable distributions of $0.065 per share.



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                               Public
                Net Asset     Offering
 Period           Value        Price*
 Life-of-Fund
 (3/25/93)       12.45%        11.45%
 5 Years          7.41          6.15
 1 Year          24.77         17.57
----------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Data for mountain chart]

Growth of $10,000+

                 Pioneer
                 International       MSCI
                 Growth              EAFE
                 Fund*               Index
 3/93             9425               10000
                 10170               11180
 11/93           13134               11040
                 14807               12696
 11/94           14451               12676
                 13892               13322
 11/95           15002               13638
                 17153               14745
 11/96           16713               15243
                 18635               15858
 11/97           18263               15180
                 19821               17617
 11/98           16556               17673
                 17051               18381
 11/99           20656               21402

 + Index comparison begins March 31, 1993. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Portugal, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                     CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $20.56         $16.63
                            Income         Short-Term          Long-Term
 Distributions per Share
 (11/30/98 -11/30/99)++     Dividends      Capital Gains       Capital Gains
                            $0.007              --                  --

++ The Fund also paid non-taxable distributions of $0.003 per share.



Investment  Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund     6.09%      5.96%
 (4/4/94)
 5 Years          6.54       6.39
 1 Year          23.71      19.71
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Data for mountain chart]

Growth of $10,000+

                 Pioneer
                 International       MSCI
                 Growth              EAFE
                 Fund*               Index
 4/94            10000               10000
                 10087                9943
 11/94            9803                9927
                  9388               10433
 11/95           10102               10680
                 11506               11548
 11/96           11157               11937
                 12396               12419
 11/97           12099               11888
                 13076               13796
 11/98           10877               13841
                 11146               14395
 11/99           13362               16761

+ Index comparison begins April 30, 1994. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                     CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $20.43         $16.53
                            Income         Short-Term          Long-Term
 Distributions per Share    Dividends      Capital Gains       Capital Gains
 (11/30/98 -11/30/99)++     $0.009              --                  --

++ The Fund also paid non-taxable distributions of $0.004 per share.



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

---------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund     5.93%      5.93%
 (1/31/96)
 1 Year          23.69      23.69
---------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase. period and assumes reinvestment of distributions at net asset value.

[Data for mountain chart]

Growth of $10,000+

                 Pioneer
                 International       MSCI
                 Growth              EAFE
                 Fund*               Index
 1/96            10000               10000
                 10076               10034
                 10588               10351
                 10023               10127
 11/96           10275               10700
                 10998               10359
                 11420               11132
                 11702               11044
 11/97           11143               10656
                 12353               11962
                 12061               12367
                  9067               11027
 11/98           10079               12406
                  9812               12551
                 10331               12903
                 11277               13855
 11/99           12467               15024

+ Index Comparison begins January 31, 1996. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

One can sense an air of optimism in international markets these days. In the following interview, portfolio manager Pavlos M. Alexandrakis discusses factors that influenced your Fund's performance over the 12 months ending November 30, 1999.

Q:  Was the rally in international markets widespread?

A: Very much so. From the Pacific Rim to Europe, stock markets made notable advances - helped in large part by technology and telecommunication stocks. The Fund was well positioned to benefit, given its broad country diversity and prudent stock picking. Class A, B and C shares generated total returns of 24.77%, 23.71% and 23.69%, respectively, at net asset value for the year ending November 30, 1999. The Fund's comparative benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index returned 21.10% for the same period.

Q:  What accounts for the Fund's good performance relative to its benchmark?

A: Our emphasis on stock-picking in the top-performing countries of Finland and Singapore and our decision to dramatically increase Japanese investments proved wise. Fund holding Nokia (Finland), a leader in wireless technology, climbed 191% for the year. In Singapore, we concentrated holdings in businesses implementing U.S.-style management techniques to improve returns on equity, including Development Bank of Singapore. Elsewhere in Asia's emerging markets, our limited but highly successful investments in blue-chip telecommunication stocks appreciated handsomely.

    Economic recovery, reform and fiscal discipline are improving Japan's prospects. NTT Mobile Communications Network, the Fund's largest holding, rose more than 300%. We doubled our investments in Japan to 23% of equity assets by November 30, but this weighting is still a bit shy of the benchmark's allocation. However, we feel some caution is warranted, since the yen may need to weaken in the coming months. (A weaker yen would help maintain the competitiveness of Japanese products abroad.)

Pioneer International Growth Fund


Q:  Please comment on the Fund's current structure.

A: The Fund is structured as a core international fund to complement a well-diversified portfolio of U.S. investments. We use a research-intensive, bottom-up approach that focuses on fundamentally sound companies that are selling below their intrinsic worth. About 80% of your Fund's assets are invested in undervalued, high-quality companies that we expect will be the market leaders for years to come. News Corp. (Australia) and Sony (Japan) exemplify this strategy. The remaining 20% of equity assets is invested a bit more opportunistically. Here, we are searching for companies that are trying to capitalize on specific lifestyle trends that may have a much shorter investment window. For instance, Club Mediterranee (France) is profiting from the booming economy and an aging population with travel interests; further, the company is restructuring its operations. We also consider traditional value stocks in economically sensitive or cyclical industries, such as paper and pulp producer Kymmene (Finland). We buy these stocks early in their recovery cycle, when their prices are bottoming, and sell when we think prices are peaking. If our timing is off or some unforeseen event depresses prices temporarily, the Fund's limited exposure minimizes the impact on the portfolio.

Q:  Did the weaker euro hurt the Fund's European stocks?

A: Yes. Currency risks, along with political change and economic fluctuations, will influence international stock returns. Investments in European Union
    (EU) member nations performed well, given positive gains in gross national products. However, the euro's weak performance diminished these gains when returns were translated into U.S. dollars. To illustrate, the MSCI Euro Index posted a 27.9% increase in euro terms, but only an 11.3% increase in U.S. dollar terms.

Q: Is the Fund capitalizing on corporate restructuring and deregulation worldwide?

A: Absolutely. Deregulation has unleashed a wave of mergers and acquisitions as corporations consolidate to maintain global competitiveness. This development plays well into our strategy of searching for undervalued companies. We also think lower-profile

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99                           (continued)
--------------------------------------------------------------------------------

    banks in the United Kingdom offer compelling value and represent attractive take-over candidates, especially Barclays.

    Today, companies are building shareholder value by closing inefficient factories, and selling non-core businesses. This trend is clearly evident in the banking and telecommunications industries across Europe, and to a lesser degree, in Japan and the emerging markets. Asian companies are becoming more efficient, enabling them to prosper even in slow-growth economies. In Latin America, previously state-owned businesses are being privatized and re-emerging as world-class companies.

Q: Why do technology and telecommunication stocks represent a third of the Fund's assets?

A: While these sectors are susceptible to sharp swings in prices, we believe their significant influence on global economic growth is undeniable. Technology and telecommunication stocks were among the best performers for the year, and your Fund had its fair share of winners. The sectors are expensive, however, given their wide appeal. In-depth research is especially critical to identify the best values. Fund holding Matsushita Communication Industrial is the leading provider of well constructed, sleek cellular phones in Japan and manufacturer of Panasonic products for export to the United States.

Q:  What's in store for 2000?

A: Your Fund is well positioned to participate in the dynamic growth opportunities in international markets. As we enter 2000, inflation is less of a threat than ever before - thanks in no small part to technology. Many foreign businesses are turning to U.S. companies to emulate their successful transition to an era of long-term growth. And, people all over the world are beginning to adopt an equity culture similar to that here in the United States. Given the recent progress of international markets, it's not hard to imagine that the economic prosperity in the United States could be repeated abroad.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99
--------------------------------------------------------------------------------

Principal
Amount                                                                        Value
                CONVERTIBLE CORPORATE BOND - 0.5%
$1,000,000      Finlayson Global Corp., Ltd. 0.00%, 2/19/04 (144A)*     $ 2,019,500
                                                                        -----------
                TOTAL CONVERTIBLE CORPORATE BOND
                (Cost $1,036,522)                                       $ 2,019,500
                                                                        -----------
Shares
                PREFERRED STOCKS - 2.3%
   361,173      News Corp. Ltd.                                         $ 2,809,214
 6,000,000      Petrobras Brasileiro SA                                   1,212,799
    24,000      Telecomunicacoes Brasileiras (A.D.R.)                     2,178,000
    40,000      Tele Norte Leste Participacoes (A.D.R.)                     712,500
    77,100      Tele Sudeste Celular Participacoes (A.D.R.)               1,585,369
                                                                        -----------
                TOTAL PREFERRED STOCKS                                  $ 8,497,882
                                                                        -----------
                (Cost $7,803,566)                                       $ 8,497,882
                                                                        -----------
                COMMON STOCKS - 97.2%
                Basic Materials - 4.8%
                Chemicals (Diversified) - 2.2%
   100,000      Hoechst AG*                                             $ 4,927,895
   700,000      WMC Ltd.                                                  3,216,871
                                                                        -----------
                                                                        $ 8,144,766
                                                                        -----------
                Construction (Cement & Aggregates) - 1.4%
   380,003      Cemex, SA (CPO)                                         $ 1,859,477
     2,740      Holderbank Financiere Glarus AG (Bearer Shares)           3,434,694
                                                                        -----------
                                                                        $ 5,294,171
                                                                        -----------
                Paper & Forest Products - 1.2%
   140,000      Kymmene OY                                              $ 4,698,129
                                                                        -----------
                Total Basic Materials                                   $18,137,066
                                                                        -----------
                Capital Goods - 7.1%
                Aerospace/Defense - 1.4%
   500,000      British Aerospace Plc                                   $ 2,870,818
    80,000      Thomson CSF                                               2,322,661
                                                                        -----------
                                                                        $ 5,193,479
                                                                        -----------
                Electrical Equipment - 0.5%
    20,000      ABB Ltd.*                                               $ 1,978,112
                                                                        -----------
                Machinery (Diversified) - 0.5%
   400,000      Invensys Plc                                            $ 1,818,185
                                                                        -----------
                Manufacturing (Diversified) - 2.3%
    40,000      Mannesman AG                                            $ 8,424,787
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   9

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                        Value
                Office Equipment & Supplies - 1.7%
 140,000        Canon, Inc.                                             $ 4,125,939
  60,000        Societe BIC SA                                            2,358,134
                                                                        -----------
                                                                        $ 6,484,073
                                                                        -----------
                Trucks & Parts - 0.7%
  40,000        Valeo                                                   $ 2,680,614
                                                                        -----------
                Total Capital Goods                                     $26,579,250
                                                                        -----------
                Communication Services - 17.2%
                Cellular/Wireless Telecommunications - 7.6%
 116,400        Libertel NV*                                            $ 2,375,366
     340        NTT Mobile Communications Network, Inc.                  11,957,365
 185,000        Orange Plc*                                               5,606,070
  45,000        SK Telecom Co., Ltd. (A.D.R.)                             1,065,938
  96,000        Sonera Group Plc                                          3,995,526
 750,000        Vodafone Group Plc                                        3,534,695
                                                                        -----------
                                                                        $28,534,960
                                                                        -----------
                Telecommunications (Long Distance) - 1.6%
 270,000        Cable & Wireless Optus Plc                              $ 3,429,910
  40,000        Colt Telecom Group Plc*                                   1,511,964
  27,900        KPNQwest NV*                                              1,044,517
                                                                        -----------
                                                                        $ 5,986,391
                                                                        -----------
                Telephone - 8.0%
  28,000        BCE, Inc.                                               $ 1,883,792
 224,138        British Telecom Plc                                       4,497,066
   8,500        Deltathree.com, Inc.*                                       249,156
  20,000        Deutsche Telekom*                                         1,145,811
  17,000        France Telecom*                                           1,971,864
 126,000        Global Telesystems Group, Inc.*                           4,024,125
  13,000        Korea Telecom Corp. (A.D.R.)*                               689,000
     400        Mahanagar Telephone Nigam Ltd.*                               1,750
      90        Nippon Telegraph & Telephone Corp.                        1,617,958
  10,000        NTL Inc.*                                                   911,875
  83,000        Philippine Long Distance Telephone Co. (A.D.R.)           1,701,500
 740,000        Telecom Italia SpA Di Risp                                3,989,681
 324,081        Telefonica SA*                                            6,753,933
  60,000        Telekomunikasi Indonesia SA (A.D.R.)                        506,250
                                                                        -----------
                                                                        $29,943,761
                                                                        -----------
                Total Communication Services                            $64,465,112
                                                                        -----------

10  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                        Value
                Consumer Cyclicals - 10.3%
                Auto Parts & Equipment - 0.3%
 40,000         Autoliv Inc. (Swedish Depository Receipt)               $ 1,198,872
                                                                        -----------
                Automobiles - 1.9%
130,000         Bayerische Motoren Werke AG                             $ 3,457,286
 80,000         Renault SA                                                3,517,449
                                                                        -----------
                                                                        $ 6,974,735
                                                                        -----------
                Building Materials - 0.4%
310,153         Williams Plc                                            $ 1,605,180
                                                                        -----------
                Hardware & Tools - 0.8%
311,000         Makita Corp.                                            $ 2,841,299
                                                                        -----------
                Household Furnishings & Appliances - 3.6%
220,000         Fisher & Paykel Industries Ltd.                         $   690,436
 25,700         Ryohin Keikaku Ltd.                                       6,071,860
 37,000         Sony Corp.                                                6,869,689
                                                                        -----------
                                                                        $13,631,985
                                                                        -----------
                Leisure Time (Products) - 1.6%
500,000         Berjaya Sports Toto Bhd.                                $ 1,032,895
 26,000         Club Mediterranee SA*                                     2,633,250
350,000         Tabcorp Holdings Ltd.                                     2,392,158
                                                                        -----------
                                                                        $ 6,058,303
                                                                        -----------
                Publishing (Newspapers) - 0.7%
400,000         Reed International Plc                                  $ 2,505,586
                                                                        -----------
                Services (Commercial & Consumer) - 1.0%
  5,900         Ebookers.com Plc (A.D.R.)*                              $   135,700
 45,818         Vivendi                                                   3,670,759
                                                                        -----------
                                                                        $ 3,806,459
                                                                        -----------
                Total Consumer Cyclicals                                $38,622,419
                                                                        -----------
                Consumer Staples - 7.4%
                Beverages (Non-Alcoholic) - 1.0%
365,000         Cadbury Schweppes Plc                                   $ 2,302,356
 34,000         Coca-Cola West Japan Co. Ltd.                             1,369,419
                                                                        -----------
                                                                        $ 3,671,775
                                                                        -----------
                Broadcasting (Cable/Television/Radio) - 2.2%
 35,000         Grupo Televisa, SA (A.D.R.)*                            $ 1,708,437
 90,000         Reuters Group Plc                                         1,005,504
 57,000         United Pan-Europe Communications NV*                      5,600,568
                                                                        -----------
                                                                        $ 8,314,509
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                        Value
                Entertainment - 1.2%
   47,000       Oriental Land Co., Ltd.                                 $ 4,455,523
                                                                        -----------
                Foods - 1.2%
    7,500       Groupe Danone                                           $ 1,740,635
1,365,625       JG Summit Holdings, Inc.+*                                   98,925
    1,000       Nestle SA                                                 1,800,113
  150,000       Tate & Lyle Plc                                           1,013,758
                                                                        -----------
                                                                        $ 4,653,431
                                                                        -----------
                Household Products (Non-Durables) - 1.3%
  160,000       Kao Corp.                                               $ 4,762,513
                                                                        -----------
                Retail Stores (Drug Stores) - 0.5%
  175,000       Boots Company Plc                                       $ 1,745,816
                                                                        -----------
                Total Consumer Staples                                  $27,603,567
                                                                        -----------
                Energy - 4.2%
                Oil (International Integrated) - 1.5%
  700,000       Fortum Oyj                                              $ 3,181,465
  300,000       Shell Transport & Trading Co.                             2,311,008
                                                                        -----------
                                                                        $ 5,492,473
                                                                        -----------
                Oil & Gas (Refining & Marketing) - 2.7%
  400,000       ENI SpA                                                 $ 2,192,863
  105,000       Repsol SA (L Shares)                                      2,296,157
   43,833       Total Fina SA                                             5,835,212
                                                                        -----------
                                                                        $10,324,232
                                                                        -----------
                Total Energy                                            $15,816,705
                                                                        -----------
                Financial - 16.6%
                Banks (Major Regional) - 4.9%
   96,000       Banca Popolare di Brescia                               $ 4,837,198
  365,000       Banca Popolare di Milano                                  2,078,232
  318,680       Banco Santander Central Hispano, SA                       3,503,743
   29,000       Deutsche Pfanbriefbank AG                                 2,191,563
  179,102       Development Bank of Singapore Ltd.                        2,323,370
   60,000       Housing & Commercial Bank, Korea                          1,682,122
  123,000       Svenska Handelbanken                                      1,677,010
                                                                        -----------
                                                                        $18,293,238
                                                                        -----------
                Banks (Money Center) - 2.5%
   70,000       Allied Irish Banks Plc                                  $   902,238
   97,000       Barclays Plc                                              2,800,164

12   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                        Value
                Banks (Money Center) - (continued)
 190,000        Lloyds TSB Group Plc                                    $ 2,436,368
 180,000        Royal Bank of Scotland Group                              3,467,948
                                                                        -----------
                                                                        $ 9,606,718
                                                                        -----------
                Banks (Regional) - 0.7%
 226,000        Halifax Plc                                             $ 2,584,406
                                                                        -----------
                Financial (Diversified) - 2.9%
 556,000        Canary Wharf Plc*                                       $ 3,431,776
 144,000        Cheung Kong Holdings Ltd.                                 1,617,717
  70,000        Fortis NV                                                 2,400,560
  61,000        Nichiei Co., Ltd.                                         1,504,101
 360,000        Swire Pacific Ltd.                                        2,067,341
                                                                        -----------
                                                                        $11,021,495
                                                                        -----------
                Insurance (Life/Health) - 1.4%
  60,600        Manulife Financial Corp.*                               $   778,349
 180,000        Prudential Corp. Plc                                      2,965,555
  12,000        Union des Assurance Federal                               1,451,159
                                                                        -----------
                                                                        $ 5,195,063
                                                                        -----------
                Insurance (Multi-Line) - 2.9%
   4,500        Allianz AG                                              $ 1,311,712
 240,000        Allied Zurich Plc                                         2,909,096
  27,000        Axa                                                       3,643,317
   5,000        Zurich Allied AG                                          2,864,960
                                                                        -----------
                                                                        $10,729,085
                                                                        -----------
                Investment Banking/Brokerage - 1.2%
 350,000        AMMB Holdings                                           $   750,658
  19,000        Consors Discount Broker AG*                               1,225,424
 170,000        Daiwa Securities Group, Inc.                              2,434,894
                                                                        -----------
                                                                        $ 4,410,976
                                                                        -----------
                Investment Management - 0.1%
  80,000        Asahi Bank Ltd.                                         $   561,914
                                                                        -----------
                Total Financial                                         $62,402,895
                                                                        -----------
                Healthcare - 4.4%
                Healthcare (Drugs/Major Pharmaceuticals) - 3.2%
 112,000        Glaxo Wellcome Plc                                      $ 3,352,860
   1,250        Novartis AG                                               1,949,022
  40,000        Rhone-Poulenc SA                                          2,479,064
     350        Roche Holdings AG                                         4,226,681
                                                                        -----------
                                                                        $12,007,627
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                        Value
                Healthcare (Medical Products/Supplies) - 1.2%
 145,000        Terumo Corp.                                            $ 4,415,738
                                                                        -----------
                Total Healthcare                                        $16,423,365
                                                                        -----------
                Technology - 19.5%
                Communications Equipment - 4.7%
  53,107        ECI Telecommunications Ltd.                             $ 1,330,994
  18,000        Gilat Satellite Networks Ltd.*                            1,384,875
  35,000        Matsushita Communication Industrial Ltd.                  6,739,034
  56,000        Nokia AB                                                  7,985,408
                                                                        -----------
                                                                        $17,440,311
                                                                        -----------
                Computers (Hardware) - 0.3%
 400,000        Compal Electronics Corp.                                $ 1,275,857
                                                                        -----------
                Computers (Networking) - 1.0%
  38,000        Equant NV*                                              $ 3,676,271
                                                                        -----------
                Computers (Peripherals) - 0.1%
  20,049        Korea Data System                                       $   390,864
                                                                        -----------
                Computers (Software & Services) - 3.5%
  18,000        Check Point Software Technologies Ltd.*                 $ 2,549,250
   7,500        NIIT Ltd.                                                   406,059
  15,500        NIIT Ltd. (New Shares)*                                     838,296
     100        Satyam Computer Services (Bonus Shares)                       4,415
  13,000        Softbank Corp.                                            9,412,054
                                                                        -----------
                                                                        $13,210,074
                                                                        -----------
                Electronics (Componet Distributors) - 3.7%
  36,800        Philips Electronics NV                                  $ 4,481,745
  61,000        Siemens AG                                                6,141,125
 463,000        Toshiba Corp.                                             3,415,816
                                                                        -----------
                                                                        $14,038,686
                                                                        -----------
                Electronics (Instrumentation) - 0.5%
 500,000        Elec & Eltek International Co., Ltd.                    $ 1,870,000
                                                                        -----------
                Electronics (Semiconductors) - 4.5%
  97,000        Fujitsu Ltd.                                            $ 3,449,482
  24,000        Rohm Co., Ltd.                                            6,526,057
 315,000        Taiwan Semiconductor Manufacturing Co.*                   1,477,262
  52,000        Tokyo Electron Ltd.                                       5,414,804
                                                                        -----------
                                                                        $16,867,605
                                                                        -----------

14   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                        Value
                Services (Computer Systems) - 0.6%
   37,000       Getronics NV                                           $  2,265,169
                                                                       ------------
                Services (Data Processing) - 0.6%
  200,000       Merkantildata ASA                                      $  2,059,656
                                                                       ------------
                Total Technology                                       $ 73,094,493
                                                                       ------------
                Transportation - 2.2%
                Railroads - 0.9%
1,000,000       Malaysia International Shipping Bhd.                   $  1,486,842
  125,000       Railtrack Group Plc                                       1,923,847
                                                                       ------------
                                                                       $  3,410,689
                                                                       ------------
                Shipping - 1.3%
  102,000       Brambles Industries Ltd.                               $  2,801,168
  140,000       Peninsular & Orient Steam Navigation Co.                  2,054,230
                                                                       ------------
                                                                       $  4,855,398
                                                                       ------------
                Total Transportation                                   $  8,266,087
                                                                       ------------
                Utilities - 3.5%
                Electric Companies - 2.4%
  358,333       British Energy Plc                                     $  2,040,272
  400,000       British Energy Plc (Deferred Shares)*                             1
   80,000       Endesa SA                                                 1,588,213
  391,400       Enel SpA*                                                 1,731,562
  402,000       Scottish Power Plc                                        3,545,556
                                                                       ------------
                                                                       $  8,905,604
                                                                       ------------
                Power Producers (Independent) - 1.1%
  111,500       Thus Plc (144A)*                                       $    697,098
   73,000       Veba AG                                                   3,585,593
                                                                       ------------
                                                                       $  4,282,691
                                                                       ------------
                Total Utilities                                        $ 13,188,295
                                                                       ------------
                TOTAL COMMON STOCKS
                (Cost $283,372,630)                                    $364,599,254
                                                                       ------------
                RIGHTS - 0.0%
      400       Compal Electronics Corp., 1/4/00*                      $        265
                                                                       ------------
                TOTAL RIGHTS
                (Cost $383)                                            $        265
                                                                       ------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $292,213,101) (a)(b)(c)                          $375,116,901
                                                                       ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                   (continued)
--------------------------------------------------------------------------------

 *  Non-income producing security.


 + Security is restricted for resale until receipt of shares in six month intervals through January 2000.


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 1999, the value of these securities amounted to $2,716,598 or 0.7% of total net assets.


  (a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      Japan                                      23.4%
      United Kingdom                             18.7
      France                                     10.1
      Germany                                     8.6
      Finland                                     5.3
      Netherlands                                 4.8
      Switzerland                                 4.3
      Italy                                       4.0
      Spain                                       3.8
      Australia                                   3.0
      Singapore                                   1.7
      Brazil                                      1.5
      Israel                                      1.4
      United States                               1.4
      South Korea                                 1.0
      Hong Kong                                   1.0
      Mexico                                      1.0
      Others (Individually less than 1%)          5.0
                                                -----
                                                100.0%
                                                -----

  (b) At November 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $293,487,424 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost          $102,361,746
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value           (20,732,269)
                                                               ------------
      Net unrealized gain                                       $81,629,477
                                                               ------------

  (c) At November 30, 1999, the Fund had a net capital loss carryforward of $85,218,392 which will expire between 2006 and 2007 if not utilized.


Purchase and sales of securities (excluding temporary cash investments) for the year ended November 30, 1999, aggregated $304,055,731 and $383,214,311, respectively.


16   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 11/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $292,213,101)                     $375,116,901
  Foreign currencies, at value                                                    351,001
  Receivables -
   Investment securities sold                                                     582,725
   Fund shares sold                                                               635,378
   Dividends, interest and foreign taxes withheld                                 847,562
   Forward foreign currency settlement hedge contracts - net                       11,337
  Other                                                                            10,256
                                                                             ------------
    Total assets                                                             $377,555,160
                                                                             ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $    931,545
   Fund shares repurchased                                                      2,077,082
   Forward foreign currency portfolio hedge contracts, open - net               7,382,223
  Due to bank                                                                     524,135
  Due to affiliates                                                               604,591
  Accrued expenses                                                                401,341
  Reserve for capital gains taxes                                                  67,445
  Line of credit                                                                1,291,220
  Other                                                                             7,763
                                                                             ------------
    Total liabilities                                                        $ 13,287,345
                                                                             ------------
NET ASSETS:
  Paid-in capital                                                            $368,544,953
  Accumulated undistributed net investment income                               7,054,898
  Accumulated net realized loss on investments and
    foreign currency transactions                                             (86,766,718)
  Net unrealized gain on investments (including reserve for capital gains
    taxes of $67,445)                                                          82,836,355
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                   (7,401,673)
                                                                             ------------
    Total net assets                                                         $364,267,815
                                                                             ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $289,291,136/13,682,977 shares)                          $      21.14
                                                                             ------------
  Class B (based on $69,000,884/3,355,713 shares)                            $      20.56
                                                                             ------------
  Class C (based on $5,975,795/292,502 shares)                               $      20.43
                                                                             ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $      22.43
                                                                             ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/99


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $472,474)     $  5,143,220
  Interest (net of foreign taxes withheld of $591)               447,681
                                                            ------------
     Total investment income                                                    $  5,590,901
                                                                                ------------
EXPENSES:
  Management fees                                           $  3,388,179
  Transfer agent fees
   Class A                                                     1,098,857
   Class B                                                       256,140
   Class C                                                        29,425
  Distribution fees
   Class A                                                       704,977
   Class B                                                       551,027
   Class C                                                        68,185
  Administrative fees                                             83,583
  Custodian fees                                                 409,449
  Registration fees                                              109,259
  Professional fees                                              105,342
  Printing                                                       131,593
  Fees and expenses of nonaffiliated trustees                     29,016
  Miscellaneous                                                   86,705
                                                            ------------
     Total expenses                                                             $  7,051,737
     Less fees paid indirectly                                                       (35,801)
                                                                                ------------
     Net expenses                                                               $  7,015,936
                                                                                ------------
      Net investment loss                                                       $ (1,425,035)
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                              $(25,661,678)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          (307,327)       $(25,969,005)
                                                            ------------        ------------
  Change in net unrealized loss from:
   Investments                                              $113,804,199
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (6,268,680)       $107,535,519
                                                            ------------        ------------
  Net gain on investments and foreign currency
    transactions                                                                $ 81,566,514
                                                                                ------------
  Net increase in net assets resulting from operations                          $ 80,141,479
                                                                                ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/99 and 11/30/98


                                                             Year Ended          Year Ended
                                                              11/30/99            11/30/98
FROM OPERATIONS:
Net investment income (loss)                                $ (1,425,035)      $   2,054,138
Net realized loss on investments and foreign currency
  transactions                                               (25,969,005)        (47,883,839)
Change in net unrealized loss on investments and foreign
  currency transactions                                      107,535,519           6,807,286
                                                            -------------      -------------
 Net increase (decrease) in net assets resulting from
   operations                                               $ 80,141,479       $ (39,022,415)
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.13 and $1.15 per share, respectively)          $ (2,399,549)      $ (19,268,038)
 Class B ($0.01 and $1.00 per share, respectively)               (23,042)         (3,505,142)
 Class C ($0.01 and $1.03 per share, respectively)                (4,556)           (357,766)
Net realized gain:
 Class A ($0.00 and $3.45 per share, respectively)                     -         (57,897,428)
 Class B ($0.00 and $3.45 per share, respectively)                     -         (12,190,151)
 Class C ($0.00 and $3.45 per share, respectively)                     -          (1,209,372)
Tax return of capital:
 Class A ($0.07 and $0.00 per share, respectively)            (1,204,656)                  -
 Class B ($0.00 and $0.00 per share, respectively)               (11,568)                  -
 Class C ($0.00 and $0.00 per share, respectively)                (2,288)                  -
                                                            -------------      -------------
  Total distributions to shareholders                       $ (3,645,659)      $ (94,427,897)
                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $732,186,890       $ 354,096,823
Reinvestment of distributions                                  3,122,489          81,627,184
Cost of shares repurchased                                  (826,468,074)       (409,656,326)
                                                            -------------      -------------
 Net increase (decrease) in net assets resulting from
   fund share transactions                                  $(91,158,695)      $  26,067,681
                                                            -------------      -------------
 Net decrease in net assets                                 $(14,662,875)      $(107,382,631)
NET ASSETS:
Beginning of year                                            378,930,690         486,313,321
                                                            -------------      -------------
End of year (including accumulated undistributed net
  investment income of $7,054,898 and $1,728,003,
  respectively)                                             $364,267,815       $ 378,930,690
                                                            -------------      -------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer International Growth Fund

CLASS A                            '99 Shares       '99 Amount        '98 Shares      '98 Amount
Shares sold                         32,091,205     $ 570,168,660       12,785,423    $ 236,139,826
Reinvestment of distributions          183,719         3,090,161        3,705,396       68,196,730
Less shares repurchased            (36,934,109)     (660,076,431)     (14,870,731)    (276,970,065)
                                   -----------     -------------      -----------    -------------
  Net increase (decrease)           (4,659,185)    $ (86,817,610)       1,620,088    $  27,366,491
                                   -----------     -------------      -----------    -------------
CLASS B
Shares sold                          1,569,989     $  28,634,272        1,155,440    $  21,251,455
Reinvestment of distributions            1,713            28,243          695,509       12,514,722
Less shares repurchased             (1,735,677)      (30,479,670)      (1,858,942)     (33,266,363)
                                   -----------     -------------      -----------    -------------
  Net increase (decrease)             (163,975)    $  (1,817,155)          (7,993)   $     499,814
                                   -----------     -------------      -----------    -------------
CLASS C
Shares sold                          7,828,598     $ 133,383,958        5,432,534    $  96,705,542
Reinvestment of distributions              249             4,085           51,487          915,732
Less shares repurchased             (7,901,215)     (135,911,973)      (5,525,362)     (99,419,898)
                                   -----------     -------------      -----------    -------------
  Net decrease                         (72,368)    $  (2,523,930)         (41,341)   $  (1,798,624)
                                   -----------     -------------      -----------    -------------


20   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                                                                  11/30/99    11/30/98      11/30/97     11/30/96     11/30/95
CLASS A
Net asset value, beginning of year                               $  17.14     $  23.66      $  23.39     $  21.21     $  21.55
                                                                 --------     --------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  (0.09)    $   0.14      $   0.13     $   0.10     $  (0.04)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      4.29        (2.06)         1.87         2.32         0.80
                                                                 --------     --------      --------     --------     --------
  Net increase (decrease) from investment operations             $   4.20     $  (1.92)     $   2.00     $   2.42     $   0.76
Distributions to shareholders:
 Net investment income                                              (0.13)       (1.15)        (0.26)           -            -
 Net realized gain                                                      -        (3.45)        (1.47)       (0.24)       (1.10)
 Tax return of capital                                              (0.07)           -             -            -            -
                                                                 --------     --------      --------     --------     --------
Net increase (decrease) in net asset value                       $   4.00     $  (6.52)     $   0.27     $   2.18     $  (0.34)
                                                                 --------     --------      --------     --------     --------
Net asset value, end of year                                     $  21.14     $  17.14      $  23.66     $  23.39     $  21.21
                                                                 --------     --------      --------     --------     --------
Total return*                                                       24.77%       (9.35)%        9.28%       11.40%        3.81%
Ratio of net expenses to average net assets+                         1.89%        1.73%         1.69%        1.77%        2.00%
Ratio of net investment income (loss) to average net assets+        (0.27)%       0.60%         0.51%        0.26%       (0.23)%
Portfolio turnover rate                                                90%         123%          154%         173%         219%
Net assets, end of year (in thousands)                           $289,291     $314,381      $395,572     $378,956     $308,488
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.88%        1.72%         1.67%        1.76%        1.98%
 Net investment income (loss)                                       (0.26)%       0.61%         0.53%        0.27%       (0.21)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                Year Ended     Year Ended    Year Ended   Year Ended   Year Ended
                                                                 11/30/99      11/30/98(a)    11/30/97     11/30/96     11/30/95
CLASS B
Net asset value, beginning of year                               $ 16.63         $ 23.09      $ 22.89      $ 20.94      $ 21.45
                                                                 -------         -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.19)        $ (0.04)     $ (0.06)     $  0.15      $ (0.17)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     4.13           (1.97)        1.85         2.04         0.76
                                                                 -------         -------      -------      -------      -------
  Net increase (decrease) from investment operations             $  3.94         $ (2.01)     $  1.79      $  2.19      $  0.59
Distributions to shareholders:
 Net investment income                                             (0.01)          (1.00)       (0.12)           -            -
 Net realized gain                                                     -           (3.45)       (1.47)       (0.24)       (1.10)
 Tax return of capital                                             (0.00)(b)           -            -            -            -
                                                                 -------         -------      -------      -------      -------
Net increase (decrease) in net asset value                       $  3.93         $ (6.46)     $  0.20      $  1.95      $ (0.51)
                                                                 -------         -------      -------      -------      -------
Net asset value, end of year                                     $ 20.56         $ 16.63      $ 23.09      $ 22.89      $ 20.94
                                                                 -------         -------      -------      -------      -------
Total return*                                                      23.71%         (10.09)%       8.44%       10.45%        3.00%
Ratio of net expenses to average net assets+                        2.72%           2.57%        2.49%        2.60%        2.80%
Ratio of net investment loss to average net assets+                (1.14)%         (0.24)%      (0.23)%      (0.51)%      (1.04)%
Portfolio turnover rate                                               90%            123%         154%         173%         219%
Net assets, end of year (in thousands)                           $69,001         $58,519      $81,438      $69,056      $34,385
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       2.71%           2.56%        2.47%        2.58%        2.77%
 Net investment loss                                               (1.13)%         (0.23)%      (0.21)%      (0.49)%      (1.01)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                       Year Ended      Year Ended    Year Ended    1/31/96 to
                                                                       11/30/99(a)     11/30/98(a)   11/30/97(a)    11/30/96
CLASS C
Net asset value, beginning of period                                     $ 16.53         $ 22.90       $ 22.84       $ 22.46
                                                                         -------         -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                            $ (0.17)        $ (0.02)      $     -       $  0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     4.08           (1.87)         1.77         0.60
                                                                         -------         -------       -------       -------
  Net increase (decrease) from investment operations                     $  3.91         $ (1.89)      $  1.77       $  0.62
Distributions to shareholders:
 Net investment income                                                     (0.01)          (1.03)        (0.24)          -
 Net realized gain                                                             -           (3.45)        (1.47)       (0.24)
 Tax return of capital                                                     (0.00)(b)           -             -           -
                                                                         -------         -------       -------       -------
Net increase (decrease) in net asset value                               $  3.90         $ (6.37)      $  0.06       $  0.38
                                                                         -------         -------       -------       -------
Net asset value, end of period                                           $ 20.43         $ 16.53       $ 22.90       $ 22.84
                                                                         -------         -------       -------       -------
Total return*                                                              23.69%          (9.55)%        8.45%         2.75%
Ratio of net expenses to average net assets+                                2.67%           2.38%         2.50%         2.36%**
Ratio of net investment income (loss) to average net assets+               (1.00)%         (0.13)%       (0.03)%        0.13%**
Portfolio turnover rate                                                       90%            123%          154%          173%
Net assets, end of period (in thousands)                                 $ 5,976         $ 6,031       $ 9,303       $ 6,078
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                               2.64%           2.35%         2.47%         2.31%**
 Net investment income (loss)                                              (0.97)%         (0.10)%        0.00%         0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer International Growth Fund


  data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                             (continued)
--------------------------------------------------------------------------------

  Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or repatriation of foreign currencies in certain countries. During the year ended November 30, 1999, the Fund paid $57,184 in such taxes.

  In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 1999, the Fund had a reserve of $67,445 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 1999, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At November 30, 1999, the Fund reclassified $2,838,899 and $6,340,178 from accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net

Pioneer International Growth Fund


  asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $98,218 in underwriting commissions on the sale of fund shares during the year ended November 30, 1999.

F. Class Allocations

  Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1999, $316,132 was payable to PIM related to management fees, administrative fees and certain other expenses.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                             (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $166,571 in transfer agent fees payable to PSC at November 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $121,888 in distribution fees payable to PFD at November 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1999, CDSCs in the amount of $261,036 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1999, the Fund's expenses were reduced by $35,801 under such arrangements.

Pioneer International Growth Fund


6. Forward Foreign Currency Contracts

At November 30, 1999, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1999 were as follows:

----------------------------------------------------------------------------------------------
                 Contracts      In Exchange     Settlement                      Net Unrealized
 Currency       to Deliver          For            Date            Value             Loss
----------   ---------------   -------------   ------------   --------------    --------------
  JPY         5,519,990,000     $46,978,638      12/17/99       $54,360,861       $7,382,223
----------------------------------------------------------------------------------------------

At November 30, 1999, the gross forward currency settlement contracts receivable and payable were $317,224 and $305,887, respectively, resulting in a net receivable of $11,337.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended November 30, 1999 was $1,242,485. The average daily shares outstanding during the year were 19,164,855 resulting in an average borrowing per share of $0.06. The related weighted average annualized interest rate for the year was 5.31%, and the total interest expense on such borrowings was $68,885.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer International Growth
Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund (the Fund) as of November 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 7, 2000

Pioneer International Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)

401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


       Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds trans-fer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares






*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.

[Graphic: Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street                                7247-00-0100
Boston, Massachusetts 02109                (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            [Recycle logo] Printed on Recycled Paper